UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 21, 2026

STATE STREET CORPORATION

(Exact name of Registrant as Specified in its Charter)

Massachusetts	001-07511	04-2456637
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Congress Street

Boston, Massachusetts 02114

(Address of principal executive offices, and Zip Code)

(617) 786-3000

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $1 par value per share	STT	New York Stock Exchange
Depositary Shares, each representing a 1/4,000th ownership interest in a share of Fixed-to-Floating Rate Non-Cumulative Perpetual Preferred Stock, Series G, without par value per share	STT.PRG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events

On July 23, 2026, State Street Bank and Trust Company, a Massachusetts trust company (“State Street Bank”) and a direct, wholly-owned subsidiary of State Street Corporation, issued $750,000,000 aggregate principal amount of 4.701% Senior Notes due 2029 and $500,000,000 aggregate principal amount of 5.217% Senior Notes due 2034 (together, the “Bank Notes”), in an offering exempt from registration under Section 3(a)(2) of the Securities Act of 1933, as amended.

In connection with the issuance of the Bank Notes, on July 23, 2026, State Street Bank entered into a fiscal agency agreement (the “Fiscal Agency Agreement”) with U.S. Bank Trust Company, National Association, a national banking association organized under the laws of the United States, as fiscal agent for the Bank Notes. The above descriptions of the Bank Notes and the Fiscal Agency Agreement are qualified in their entirety by reference to the Fiscal Agency Agreement (including the forms of the Bank Notes included therein), which is filed as Exhibit 4.1 hereto and incorporated herein by reference.

The sale of the Bank Notes was made pursuant to the terms of a purchase agreement dated July 21, 2026 (the “Purchase Agreement”), entered into by and among State Street Bank and Goldman Sachs & Co. LLC, BofA Securities, Inc., BMO Capital Markets Corp. and HSBC Securities (USA) Inc., as representatives of the initial purchasers named therein.

State Street Bank expects to receive net proceeds from the offering of the Bank Notes of approximately $1.244 billion, after deducting the initial purchaser discounts and estimated offering expenses.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

4.1	Fiscal Agency Agreement, dated July 23, 2026, by and between State Street Bank and Trust Company and U.S. Bank Trust Company, National Association

4.2	Form of 4.701% Senior Notes due 2029 (included in Exhibit 4.1)

4.3	Form of 5.217% Senior Notes due 2034 (included in Exhibit 4.1)

*104	Cover Page Interactive Data File (formatted as Inline XBRL)

*	Submitted electronically herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STATE STREET CORPORATION

By:	/s/ Elizabeth M. Schaefer
Name:	Elizabeth M. Schaefer
Title:	Senior Vice President, Chief Accounting Officer and Interim Controller

Date: July 23, 2026